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Exhibit 10.1
SEVENTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
THIS SEVENTH AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of May 7, 2013, by and between OXFORD FINANCE LLC (“Oxford”), the Lenders listed on Schedule 1.1 thereof or otherwise party thereto from time to time (each a “Lender” and collectively, the “Lenders”), including Oxford in its capacity as a Lender, and OMEROS CORPORATION, a Washington corporation (“Borrower”) whose address is 201 Elliott Avenue West, Seattle, WA 98119.
Recitals
A.Oxford and Borrower have entered into that certain Loan and Security Agreement dated as of October 21, 2010 (as amended from time to time, including by that certain Consent and First Amendment to Loan and Security Agreement dated as of February 3, 2011, that certain Second Amendment to Loan and Security Agreement dated as of March 25, 2011, that certain Third Amendment to Loan and Security Agreement dated as of June 13, 2011, that certain Fourth Amendment to Loan and Security Agreement dated as of February 1, 2012, that certain Fifth Amendment to Loan and Security Agreement dated as of July 23, 2012, and that certain Sixth Amendment to Loan and Security Agreement dated as of December 28, 2012, as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).
B.Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.Borrower has requested that Lenders (i) consent to the creation of Omeros UK (as defined below) and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.
D.Lenders have agreed to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
Agreement
Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.Amendments to Loan Agreement.
1.Section 6.5 (Insurance). The first sentence of Section 6.5 of the Loan Agreement hereby is amended and restated in its entirety as follows:
“Keep its, and cause each Subsidiary to keep its respective business and the Collateral insured for risks and in amounts standard for companies in Borrower’s industry and locations and as Lender may reasonably request; provided, however, that such requirement shall not apply to Omeros UK, so long as such Subsidiary does not have assets in excess of Fifty Thousand Dollars ($50,000) in its deposit accounts at any time and does not have any employees, provided that any officer or director of Omeros UK shall not be deemed an employee of Omeros UK if he or she (a) does not receive any compensation from Omeros UK and (b) is an employee or director of Borrower.”
2.Section 13.1 (Definitions). The following terms and their respective definitions hereby are added in their entirety to Section 13.1 of the Loan Agreement as follows:
“Omeros UK” means Omeros London Limited, an entity to be organized under the laws of England and Wales, which will be a wholly owned Subsidiary of Borrower.
“Seventh Amendment Effective Date” means May 7, 2013.
3.Section 13.1 (Definitions). Subsection (c) of the definition of “Permitted Investments” as it appears in Section 12.1 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(c)    Investments by Borrower in Subsidiaries (other than Non-Operating Subsidiary, the Polish Subsidiaries and Omeros UK) not to exceed One Hundred Thousand Dollars ($100,000) in the aggregate in any fiscal year, (ii) the Initial Capitalization of the Polish Subsidiaries, (iii) Investments by Borrower in any Domestic Subsidiary that has guaranteed the Obligations hereunder, (iv) Investments by Borrower in Omeros UK of not more than (x) Fifty Thousand Dollars ($50,000) in the aggregate in the period commencing on the Seventh Amendment Effective Date and ending on the first anniversary thereof and (y) Twenty Thousand Dollars ($20,000) in the aggregate in each successive one year period thereafter; provided that Omeros UK shall not have assets in excess of Fifty Thousand Dollars ($50,000) in its deposit accounts at any time, and (v) Investments by Subsidiaries in other Subsidiaries or in Borrower (in each case, other than Non-Operating Subsidiary, the Polish Subsidiaries and Omeros UK);”
4.Consent. Notwithstanding any provision of the Loan Agreement (or any amendment thereto) to the contrary, Lender hereby acknowledges and agrees that Borrower may create Omeros UK, provided (i) Borrower may not Transfer any assets to, make any other Investments in, or create or permit to be created by Omeros UK any Transfers, Liens or Indebtedness, other than Permitted Investments and (ii) promptly upon the creation of Omeros UK, Borrower shall deliver to Lender certified copies of all formation documents, along with a Perfection Certificate, for Omeros UK and any other information that Lender may reasonably request. Lender reserves the right to require Borrower to deliver documents effecting a pledge over the shares of Omeros UK in favor of Lender pursuant to Section 6.10 of the Loan Agreement and take such other actions as Lender may reasonably request in accordance with the Loan Agreement.
3.Limitation of Amendments.
1.The amendments and consent set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which any Lender may now have or may have in the future under or in connection with any Loan Document.
2.This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.Representations and Warranties. To induce Lenders to enter into this Amendment, Borrower hereby represents and warrants to Lenders as follows:
1.Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
2.Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
3.The organizational documents of Borrower delivered to Lender on the Closing Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
5.The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
6.The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
7.This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
6.Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Lender of (i) this Amendment by each party hereto; and (ii) Borrower’s payment of all Lender Expenses incurred through the date of this Amendment.

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WEST

240870678.5
368986-000024
[Signature Page to Seventh Amendment to Loan and Security Agreement]
In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

LENDER:

OXFORD FINANCE LLC

By: /s/ Mark Davis
Name:Mark Davis
Title:Vice President - Finance, Secretary and Treasurer

LENDER:

OXFORD FINANCE FUNDING TRUST 2012-01
BY: Oxford Finance LLC, as servicer

By: /s/ Mark Davis
Name:Mark Davis
Title:Vice President - Finance, Secretary and Treasurer

LENDER:

OXFORD FINANCE FUNDING I, LLC
BY: Oxford Finance LLC, as servicer

By: /s/ Mark Davis
Name:Mark Davis
Title:Vice President - Finance, Secretary and Treasurer
BORROWER: OMEROS CORPORATION By: /s/ Gregory A . Demopulos Name:Gregory A. Demopulos, M.D. Title:Chairman and CEO